Parkway Acquisition Corp.
Overview I May 2016

Combining:

GRAYSON NATIONAL BANK

BANK OF FLOYD
Experience the difference.

Forward-Looking Statements (Disclaimer)

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of Parkway, Cardinal and Grayson intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of each of Parkway, Cardinal and Grayson, are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," or "project" or similar expressions. These forward-looking statements are subject to assumptions that are subject to change. The companies' respective ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. These forward-looking statements are subject to a number of factors and uncertainties that could cause actual results to differ from those indicated or implied in the forward-looking statements and such differences may be material.

Factors which could have a material adverse effect on the operations and future prospects of each of Parkway, Cardinal and Grayson and their respective subsidiaries include, but are not limited to: the risk that the businesses of Cardinal and/or Grayson will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected timeframe; changes in interest rates, general economic conditions, legislative/regulatory changes, monetary and fiscal policies of the U.S. government, including policies of the U.S. Treasury and the Federal Reserve Board; the quality and composition of the loan and securities portfolios; demand for loan products; deposit flows; competition; demand for financial services in the companies' respective market areas; their implementation of new technologies; their ability to develop and maintain secure and reliable electronic systems; and accounting principles, policies, and guidelines. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Parkway, Cardinal and Grayson do not undertake any obligation to update any forward-looking statement, whether written or oral, to reflect circumstances or events that occur after the date the forward-looking statements are made.

Forward-Looking Statements (cont.)

ADDITIONAL INFORMATION ABOUT THE COMPANIES AND THIS TRANSACTION

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the merger, Parkway has filed a registration statement, which included a joint proxy statement/prospectus. The registration statement has been declared effective by the Securities and Exchange Commission (the "SEC"), and the joint proxy statement/prospectus is being delivered to each company's shareholders. SHAREHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARKWAY, CARDINAL, GRAYSON AND THE PROPOSED MERGER.

You are able to obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Parkway, Cardinal and Grayson, at the SEC's website (http://www.sec.gov). You also are able to obtain these documents, free of charge, by accessing Cardinal's website (www.bankoffloyd.com) or by requesting them in writing from Alan Dickerson, Cardinal Bankshares Corp., 101 Jacksonville Circle, Floyd, Virginia 24091, or by telephone at (540) 745-4191; or by accessing Grayson's website (www.graysonnationalbank.com) or by requesting them in writing from Allan Funk, Grayson Bankshares, Inc., 113 West Main Street, Independence, Virginia 24348, or by telephone at (276) 773-2811.

Cardinal, Grayson and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Cardinal and Grayson in connection with the proposed merger. Information about the directors and executive officers of Cardinal and Grayson will be included in the joint proxy statement/prospectus when it becomes available. Additional information regarding the interests of those persons and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger. You may obtain free copies of each document as described in the preceding paragraph.

Grayson National Bank

Bank of Floyd

Experience the difference.

Combining legacies of more than 200 years of locally owned and locally managed community banks

Floyd History

- Founded in 1951
- A consolidation of The Floyd County Bank and The Peoples Bank of Floyd County
- Predecessor banks date back to the late 1800s
- Home county for over a 100 years
- Expansion to Roanoke Valley, Montgomery County, Carroll County


CHARTERED
1904


BANK
OF FLOYD
EXIT
ONLY

Floyd County Main Office

Hillsville Office


BANK
OF FLOYD

Cave Spring Office


BANK
OF FLOYD
Simply Free
Checking


BANK
OF FLOYD

Christiansburg Office

Industry Context for Community Banks

Headwinds:

- Tightening net interest margins
- Increased regulation and costs of compliance
- Cost of technology
- Fair value and liquidity for small bank stocks

Many of these challenges can be mitigated, at least partially, by a significant increase in size and scale.

Significant opportunity for locally focused banks exists.

- Demand for locally owned, locally managed financial institutions
- National and regional banks exiting some markets

Background

- Strategic reviews led to conclusions that scale was valuable
- Discussions on the merits of a combination began in mid-2015
- Our cultural compatibility was confirmed very early
- Agreement on importance and value of an independent community bank in our areas
- Extensive due diligence (credit, legal, financial, and accounting)
  - Onsite loan reviews
  - Preliminary integration planning
  - Pro forma results
  - Contribution analysis was basis for partnership
- Formal agreement to combine executed in November 2015

Our Mission

We are proud of our 200-year combined histories of hometown community banking – locally owned, locally managed and locally focused. We are dedicated to serving the financial needs of business and individuals in the communities we call home.

Our Vision

We are committed to hometown banking done well –- improving the financial health of our customers and our communities, creating value for our shareholders, and serving as an employer of choice for our teammates.

Our Values

Pride:	We strive to make our customers, communities, shareholders and employees proud of our company
Excellence:	We are committed to providing excellent customer service supported by the industry's latest technology...to be good today and even better tomorrow.
Opportunity:	We think creatively and seek to craft opportunities to grow our business...and to help our customers grow theirs, too.
Performance:	We understand that shareholders allow us to manage their investment only if we perform well. We earn the right to control our destiny.
Legacy:	We want to build something enduring...a successful, independent community bank for those who follow us.
Engagement:	We want our team to be fully engaged participants; not merely spectators

Our Business Culture

We are guided by three principles:

Quality
We pride ourselves in knowing our clients, understanding their business, and being great neighbors in our local communities. The quality of our relationships is key to driving our success.

Profitability
We focus on creating "win-win" outcomes for our bank, our customers and our shareholders. We build valuable client relationships by partnering great customer service with reliable, responsive and local decisions, crafted for each individual – only possible in our hometown banking format.

Growth
We believe that growth is vital to success. We balance our efforts between growing our existing customer relationships and attracting new clients. We stick to doing what we know – providing financial services that make financial sense for our clients.

Our New Bank


Grayson Bankshares, Inc. (10)
Grayson Bankshares, Inc. LPO (1)
Cardinal Bankshares Corp. (7)
Target Market

Source: Microsoft MapPoint

Our New Bank

Our new bank's potential will be strengthened by its increased size and scale in our expanded target market

(Dollars in millions)	GSON	CDBK	Combined
Assets	**$332**	**$260**	**$592**
Gross Loans	**$241**	**$168**	**$409**
Core Deposits (1)	**$241**	**$164**	**$405**
Total Deposits	**$280**	**$222**	**$502**
Equity	**$31**	**$21**	**$52**
Branches (2)	**10**	**7**	**16**
Employees	**114**	**74**	**188**
Shareholders	**~1000**	**~500**	**1,500**

(1) Core deposits are defined as total deposits less time deposits over $100,000
(2) Plans call for the closure of one Hillsville facility following conversion.
Note: Financial and employee figures as of December 31, 2015

Our New Bank

Number of accounts as of 12/31/15	Grayson National Bank	Bank of Floyd	Combined
Checking	15,756	8,020	23,776
Savings	14,582	3,929	18,511
CD's	2,686	2,790	5,476
Loans	7,102	1,536	8,638
Debit Cards	11,739	5,931	17,670
Merchants	239	37	276
Online Banking	4,475	2,568	7,043
Mobile Banking	2,341	794	3,135

Transaction Rationale

As a much larger institution, the combined company would have greater prospects to create shareholder value than each company would on an independent basis.

- The combined company would be double the size of each individual company and better-positioned to compete favorably in the New River Valley and contiguous markets
- Increased scale can benefit the combined company in a number of ways, including more efficient operations and a larger legal lending limit
- The impact of the transaction is expected to be significantly accretive to the earnings per share of both Cardinal and Grayson’s shareholders

Transaction Rationale

- A larger combined company with more shares outstanding should command higher valuation multiples than either company could achieve independently
- We believe the combined company would be better-positioned to create liquidity and value for its shareholders
- The combined company would have a strong team of employees, management, and directors
- Combined board and management committed to a locally owned community bank
- Excellent cultural and social fit with long legacies in our hometowns

Opportunities

On a combined basis, the company would benefit from significant opportunities to increase earnings and better serve its customers.

- Higher legal lending limit
- Product and services enhancements
  - Debit card interchange income
  - Mortgage lending
  - Merchant services
  - Investment services
- Emphasis on local, responsive lending decision making
  - Individuals
  - Small businesses

The Partnership Process:

Basis of Evaluation

Benefits of Scale

Banks with more than $500M of assets typically trade at a higher multiple of book value than banks with less than $500M of assets



Price/TBV
(%)
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
83%
95%
105%
124%
144%
183%
Less than $250MM
$250MM - $500MM
$500MM - $1.0B
$1.0B - $2.5B
$2.5B - $5.0B
$5.0B - $10.0B

Note: Financial data as of the most recent LTM period reported; includes publicly traded banks and thrifts; market pricing excludes companies that are targets of announced mergers and companies traded on the grey market
Source: SNL Financial LC; market data as of May 3, 2016

Contribution Analysis

We established Grayson and Cardinal shareholders' ownership split in the new combined company (60.2% GSON / 39.8% CDBK) based on each company's respective contributions of assets, liabilities, earnings, and equity

(Dollars in thousands)	GSON	CDBK	Pro Forma	GSON	CDBK
Contribution Analysis (1)					
Tangible Common Equity	31,350	21,058	52,408	60%	40%
LTM Core Net Income (2)	1,013	(563)	450	100%	
LTM Net Interest Income + Noninterest Income	13,320	9,296	22,616	59%	41%
2016 Projected Pre-Tax Earnings	2,817	813	3,630	78%	22%
Total Assets	332,333	263,955	596,288	56%	44%
Gross Loans Held for Investment	229,918	170,569	400,487	57%	43%
Deposits	279,804	227,592	507,396	55%	45%
Market Capitalization at 11/05/2015	$ 15,127	$ 13,530	$ 28,657	53%	47%

(1) Historical figures for the period ended at or for the twelve months ended September 30, 2015
(2) Cardinal's core net income for the last twelve months was negative and the contribution is not meaningful

Transaction Structure


GSON shareholders
1,718,968 shares of GSON exchanged for 3,025,384 shares of Parkway
3,025,384 / 1,718,968 = 1.76 Exchange Ratio
Parkway Acquisition Corp
5,021,837 shares
CDBK shareholders
1,535,733 shares of CDBK exchanged for 1,996,453 shares of Parkway
1,996,453 / 1,535,733 = 1.30 Exchange Ratio
GSON
Grayson National Bank
CDBK
Bank of Floyd
Combined Bank
(single national bank charter)

Strong Combined Balance Sheet

(Condensed: Dollars in thousands)	GSON Standalone 12/31/2015	CDBK Standalone 12/31/2015	Pro Forma Adjustments		Parkway As Adjusted	Notes
Assets						
Cash & Cash Equivalents	$ 8,054	$ 13,429	$ (4,000.00)	*(1)*	$ 17,483	(1) Estimated transaction costs
Investment Securities	57,022	66,586	-		123,608	
Loans	241,216	167,703	(3,348)	*(2)*	405,571	(2) Write-down of loans to fair market value
Loan Loss Reserves	(3,418)	(2,219)	2,219	*(3)*	(3,418)	(3) Elimination of loan loss reserve
Total Net Loans	237,798	165,484	(1,129)		402,153	
Cash Value of Life Insurance	9,978	6,635	-		16,613	
Foreclosed Assets	408	-	-		408	
Property & Equipment	11,756	5,369	722	*(4)*	17,847	(4) Fair value mark on premises and equipment
Goodwill & Other Intangible Assets	-	-	1,210	*(5)*	1,210	(5) Core deposit intangible created in purchase accounting
Other Assets	6,801	2,664	5,141	*(6)*	14,606	(6) Deferred Tax asset generated by the net fair value adjustments and transaction costs; also recognizes partial reversal of Cardinal's deferred tax asset valuation allowance
Total Assets	**$ 331,817**	**$ 260,167**	**$ 1,944**		**$ 593,928**	
Liabilities & Shareholders' Equity						
Noninterest-Bearing Deposits	$ 80,593	$ 39,505	$ -		$ 120,098	
Interest-Bearing Deposits	199,282	182,567	906	*(7)*	382,755	(7) Fair value adjustment to time deposits to reflect current market rates
Total Deposits	279,875	222,072	906		502,853	
Fed Funds Purchased	-	-	-		-	
Other Borrowings	20,000	16,000	-		36,000	
Other Liabilities	1,285	1,288	300	*(8)*	2,873	(8) Adjustment for unfunded pension liabilities
Total Liabilities	**301,160**	**239,360**	**1,206**		**541,726**	
Common Stock	2,149	15,357	-		17,506	
Surplus	522	2,925	-		3,447	
Retained Earnings	28,709	3,225	738		32,672	
Accumulated Other Comprehensive Loss	(723)	(700)	-		(1,423)	
Total Equity	**30,657**	**20,807**	**738**		**52,202**	
Total Liabilities & Shareholders' Equity	**$ 331,817**	**$ 260,167**	**$ 1,944**		**$ 593,928**	

Combined Loan Portfolios

Grayson Bankshares, Inc.

Total Loans & Leases: $241,216



All Other
50,423
21%
C&I
11,399
5%
C&D
14,494
6%
Total CRE
52,119
21%
Total 1-4
Family
112,781
47%

Yield on Loans
4.90%

Cardinal Bankshares Corporation

Total Loans & Leases: $167,703



All Other
20,715
12%
Total 1-4
Family
39,325
24%
C&I
39,925
24%
Total CRE
59,329
35%
C&D
8,409
5%

Yield on Loans
4.85%

Pro Forma

Total Loans & Leases: $408,919



All Other
71,138
17%
Total 1-4
Family
152,106
37%
C&I
51,324
13%
C&D
22,903
6%
Total CRE
111,448
27%

Note: Bank level loan data as of December 31, 2015; LTM loan yields

Combined Deposit Portfolios

Grayson Bankshares, Inc.

Total Deposits: $279,901



CDs > $100K
38,738
14%
Non-Interest
80,618
29%
CDs < $100K
57,918
21%
Int-DDA,
MM, Savings
102,627
36%

Cost of IB Deposits
0.66%

Cardinal Bankshares Corporation

Total Deposits: $223,069



Non-Interest
40,502
18%
CDs > $100K
44,844
20%
CDs < $100K
50,717
23%
Int-DDA,
MM, Savings
87,006
39%

Cost of IB Deposits
0.83%

Pro Forma

Total Deposits: $502,970



CDs > $100K
83,582
17%
Non-Interest
121,120
24%
CDs < $100K
108,635
21%
Int-DDA,
MM, Savings
87,006
39%

Note: Bank level deposit data as of December 31, 2015; LTM interest-bearing deposit costs

Pro Forma Capital Position

Bank Capital Ratios/Individual & Combined as of 12/31/2015


15.00
13.00
11.00
9.00
7.00
5.00
3.00
1.00
8.91%
7.57%
8.33%
11.51%
11.32%
11.44%
12.78%
12.57%
12.69%
Leverage Ratio
Tier 1 Capital Ratio
Total Capital Ratio
Grayson
Floyd
Parkway

Improved Future Earnings Potential

(Dollars in thousands)	GSON Standalone 2015Y	CDBK Standalone 2015Y	Parkway 2016 Projected	2017 Projected	2018 Projected
INCOME STATEMENT					
Total Interest Income	$ 12,703	$ 9,911	$ 22,706	$ 23,022	$ 23,348
Total Interest Expense	2,226	1,629	2,720	2,590	2,250
NET INTEREST INCOME	10,477	8,282	19,986	20,432	21,098
Provision for Loan Losses	(187)	(484)	360	360	360
NII after Loan Loss Provision	10,664	8,766	19,626	20,072	20,738
Total Non-Interest Income	2,511	1,263	3,637	3,575	3,725
Recurring Non-Interest Expense	11,080	9,000	18,168	17,800	17,200
Transaction related costs	500	530	3,000	0	0
Total Non-Interest Expense	11,580	9,530	21,168	17,800	17,200
NET INCOME BEFORE TAXES	1,595	499	2,095	5,847	7,263
Provision for Taxes	598	-	780	1,754	2,179
Net Income	$ 997	$ 499	$ 1,315	$ 4,093	$ 5,084

Improved Future Earnings Potential

(Dollars in thousands)	GSON Standalone 2015Y	CDBK Standalone 2015Y	Parkway 2016 Projected	2017 Projected	2018 Projected
Net Income	$ 997	$ 499	$ 1,315	$ 4,093	$ 5,084
SHARES OUTSTANDING	1,718,968	1,535,733	5,021,837[(1)]	5,021,837	5,021,837
Earnings Per Share	$0.58	$0.32	$0.26	$0.82	$1.01
Dividends Per Share[(2)]	$0.10	—	$0.06	$0.14	$0.16
Return on Assets (ROA)			0.23%	0.69%	0.83%
Return on Equity (ROE)			2.55%	7.69%	9.20%
Efficiency Ratio			89.61%	74.14%	69.29%

(1) Pro forma shares outstanding adjusted for the exchange ratio
(2) Preliminary projections; amounts subject to change

Benefits of Scale

Banks with more than $500M of assets are typically more profitable than banks with less than $500M of assets



Return on Assets by Asset Size
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.59%
0.74%
0.77%
0.90%
0.90%
1.03%
<$250M
$250M - $500M
$500M – $1B
$1.0B – $2.5B
$2.5B – $5.0B
$5.0B – $10.0B

Note: Financial data as of the most recent LTM period reported; includes publicly traded banks and thrifts
Source: SNL Financial LC

Benefits of Scale

Banks with more than $500M of assets are typically more profitable than banks with less than $500M of assets



Return on Avg. Tangible Common Equity
by Asset Size
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
5.4%
7.6%
8.2%
9.6%
10.4%
12.3%
<$250M
$250M - $500M
$500M - $1B
$1.0B - $2.5B
$2.5B - $5.0B
$5.0B - $10.0B

Note: Financial data as of the most recent LTM period reported; includes publicly traded banks and thrifts; market pricing excludes companies that are targets of announced mergers and companies traded on the grey market
Source: SNL Financial LC; market data as of May 3, 2016

Benefits of Scale

Banks with more than $500M of assets are also typically more efficient than banks with less than $500M of assets



Efficiency Ratio by Asset Size
100%
75%
50%
25%
0%
80%
75%
72%
67%
62%
59%
<$250M
$250M - $500M
$500M - $1B
$1.0B - $2.5B
$2.5B - $5.0B
$5.0B - $10.0B

Note: Financial data as of the most recent LTM period reported; includes publicly traded banks and thrifts; market pricing excludes companies that are targets of announced mergers and companies traded on the grey market
Source: SNL Financial LC; market data as of May 3, 2016

Benefits of Scale

Banks with more than $500M of assets typically trade at a higher multiple of book value than banks with less than $500M of assets



Price/TBV
(%)
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
83%
95%
105%
124%
144%
183%
Less than $250MM
$250MM - $500MM
$500MM - $1.0B
$1.0B - $2.5B
$2.5B - $5.0B
$5.0B - $10.0B

Note: Financial data as of the most recent LTM period reported; includes publicly traded banks and thrifts; market pricing excludes companies that are targets of announced mergers and companies traded on the grey market
Source: SNL Financial LC; market data as of May 3, 2016

Benefits of Scale

Banks with more than $500M of assets typically trade at a higher multiple of earnings than banks with less than $500M of assets


Price/LTM EPS
(x)
18
16
14
12
10
8
6
4
2
0
[VALUE]x
[VALUE]x
[VALUE]x
[VALUE]x
[VALUE]x
[VALUE]x
Less than $250MM
$250MM - $500MM
$500MM - $1.0B
$1.0B - $2.5B
$2.5B - $5.0B
$5.0B - $10.0B

Note: Financial data as of the most recent LTM period reported; includes publicly traded banks and thrifts; market pricing excludes companies that are targets of announced mergers and companies traded on the grey market
Source: SNL Financial LC; market data as of May 3, 2016

Benefits of Scale

Liquidity

Asset Size	Avg. Weekly Volume as a % of Shares Out	Avg. Market Cap. ($MMs)	$ Value of Avg. Weekly Volume ($MMs)	Price / TBV (%)
Less than $250MM	0.14%	$15.8	$0.02	83%
$250MM - $500MM	0.16%	$35.3	$0.06	95%
$500MM - $1.0B	0.27%	$73.7	$0.20	105%
$1.0 - $2.5B	0.61%	$196.2	$1.19	124%
$2.5B - $5.0B	1.39%	$493.0	$6.84	144%
$5.0B - $10.0B	2.39%	$1,192.7	$28.52	183%

Note: Includes all public banks and thrifts; excludes mutual holding companies, merger targets, and grey market-traded companies Source: SNL Financial LC; market data as of May 3, 2016

Potential Impact on Stock Price

	2017	2018
Earnings Per Share	$0.82	$1.01
Pricing Multiple	13.4	13.4
Market Average Price	$10.99	$13.53
Grayson Equivalent (1.76 shares)	$19.34	$23.81
Current Grayson Trading Price	$11.70	$11.70
Implied Increase in Market Value	65.30%	103.50%

Strategic Outcomes

Building on our legacies:

- Remain true to why we were formed
- Emphasis on local (lending, hiring, vendors)
- Community commitment

Improved bank performance:

- Efficiency ratio (economies of scale)
- Attractive footprint
- Ability to maintain emphasis on "Main Street"
- Higher lending limit

Improved stock characteristics:

- EPS
- Dividend potential
- Book value
- Liquidity

Anticipated Timeline

- Combination announced: November 2015
- Filed registration statement, prospectus, and regulatory applications: January 2016
- Regulatory and shareholder approval: 2nd quarter 2016
- Merger close: early 3rd quarter 2016
- Operate as 2 divisions of a merged national bank
- Rebrand and convert the companies' systems: early 2017

Proxy Voting Process

- Complete your proxy card and deliver it to a member of management
- Complete your proxy card and mail it in the envelope provided
- Vote by phone at 1-800-652-VOTE (8683)
- Vote via the internet at www.investorvote.com/GSON; OR www.investorvote.com/CDBK

Questions?

Parkway Acquisition Corp.
Overview I May 2016

Combining:

GRAYSON NATIONAL BANK

BANK OF FLOYD
Experience the difference.